Employee Benefits (Tables)	12 Months Ended
Dec. 31, 2012
Summary of ESOP Shares
ESOP expense for the years ended December 31, 2012 and 2011 was $58,564 and $45,121, respectively.

	2012	2011

Allocated shares	49,668	52,815
Shares committed for allocation	3,624	3,471
Unearned shares	32,438	32,591

Total ESOP shares	85,730	88,877

Fair value of unearned shares at December 31	$562,799	$448,126